UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2011

THE FRONTIER FUND

FRONTIER DIVERSIFIED SERIES; FRONTIER LONG/SHORT COMMODITY SERIES;

FRONTIER MASTERS SERIES; BALANCED SERIES; BERKELEY/GRAHAM/TIVERTON

SERIES; CURRENCY SERIES; LONG ONLY COMMODITY SERIES; MANAGED FUTURES

INDEX SERIES;

WINTON SERIES; WINTON/GRAHAM SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 1, 2011, Jason H. Gerb was appointed Chief Compliance Officer of Equinox Fund Management, LLC, the managing owner of the registrant (“Equinox” or the “Managing Owner”), and Frank J. Codey was appointed Chief Operating Officer of the Managing Owner.

Jason H. Gerb is the Chief Compliance Officer of the Managing Owner. Mr. Gerb joined the Managing Owner in July, 2011 and has been listed as a principal of the Managing Owner since October, 2011. Mr. Gerb is responsible for all compliance and regulatory oversight at Equinox. His duties include implementing and revising the necessary systems, policies, and procedures for compliance with all applicable securities laws and regulations. Prior to joining Equinox in 2011, Mr. Gerb spent six years with FINRA as a Principal Examiner, where he led teams conducting complex examinations of member firms’ operations and sales practices for compliance with NASD, FINRA, MSRB, and SEC rules and regulatory guidelines. He was also a member of FINRA’s national Regulatory Expert team concentrating on complex mutual fund and variable product sales practice issues. Mr. Gerb was employed with FINRA from May, 2005 until July, 2011. Mr. Gerb holds a Certified Mutual Fund Specialist (CMFS) designation from the Boston Institute of Finance and is a member of the Association of Certified Fraud Examiners (ACFE) and the National Society of Compliance Professionals (NSCP). He also holds the Series 7, 24, and 66 licenses. Mr. Gerb graduated from Montclair State University with a BA in Political Science and a minor in Pre-Law.

Frank J. Codey is the Chief Operating Officer of the Managing Owner. Mr. Codey joined the Managing Owner in August 2011 and is responsible for the functional operations and infrastructure, support strategy, and third-party relationships of the Managing Owner. Mr. Codey has 25 years of experience in the financial services industry in senior operations and administrative roles. He spent most of his career at Bear Stearns & Co. Inc., an investment bank, from February 1987 until its merger with JP Morgan in June 2008. During this tenure, he held certain operations management roles and managed the Fixed Income Prime Brokerage business as well as other fee-based service offerings as a Senior Managing Director. In conjunction with the merger, Mr. Codey joined JP Morgan as an Executive Director with oversight for the Fixed Income Securities Prime Brokerage businesses of both firms. In June 2009, Mr. Codey left JP Morgan and started his own consulting company, The Colt Group, LLC, which provides advisory services to hedge funds and broker-dealers in the areas of reorganization, operational infrastructure and controls, risk management, and financing and liquidity management. Mr. Codey served as the Director of Operations at Braver Stern Securities LLC, a broker-dealer specializing in residential and commercial mortgage-backed securities from April 2010 until March 2011. Mr. Codey holds a BS in Business Administration with a concentration in Finance from Boston University, and securities licenses Series 7, 24, and 63.

No family relationships exist between Mr. Gerb or Mr. Codey and any directors or other executive officers of The Frontier Fund or the Managing Owner. There are no arrangements between Mr. Gerb or Mr. Codey and any other person pursuant to which Mr. Gerb or Mr. Codey were selected to serve as Chief Compliance Officer and Chief Operating Officer, respectively, nor are there any transactions to which the Managing Owner or The Frontier Fund are or were a participant and in which Mr. Gerb or Mr. Codey has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund
(Registrant)
Date: November 7, 2011

	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of
Equinox Fund Management, LLC,
Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Frontier Diversified Series, a Series of The
Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Long/Short Commodity Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Frontier Long/Short Commodity Series, a Series of
The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Frontier Masters Series, a Series of The Frontier
Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Balanced Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Balanced Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Berkeley/Graham/Tiverton Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Berkeley/Graham/Tiverton Series, a Series of The
Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Currency Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Currency Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Long Only Commodity Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Long Only Commodity Series, a Series of The
Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Managed Futures Index Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Managed Futures Index Series, a Series of The
Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Winton Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton/Graham Series,
a Series of The Frontier Fund
(Registrant)

Date: November 7, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox
Fund Management, LLC, the Managing Owner of
Winton/Graham Series, a Series of The Frontier
Fund